UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: August 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

FORM N-Q

AUGUST 31, 2012

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 34.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	$1,874,611		$2,515,494
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,364,163		3,072,859
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,445,743		1,854,844
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	1,702,380		2,683,509
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	363,365		516,177
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,842,403		3,038,814
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,666,712		2,441,993	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	513,407		757,436
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	294,483		321,286
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	745,080		777,677
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	426,048		454,307
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	2,211,073		2,370,339
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,916,410		2,011,481
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	566,232		622,545
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,566,475		2,870,644
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	2,609,195		2,755,352
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	505,600		585,746
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	1,103,666		1,290,427
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	808,176		866,895
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	996,390		1,200,105
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,708,606		1,986,387
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,159,825		1,349,656
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	673,294		819,209
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	773,734		940,993
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	2,821,595		3,298,842
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,137,905		2,419,508
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	1,682,875		1,818,950
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	967,847		1,048,602

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $43,968,818)					46,690,077

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.4%
Canada - 0.8%
Government of Canada, Bonds	4.250%	12/1/21	87,817	CAD	126,400
Government of Canada, Bonds	4.250%	12/1/26	41,534	CAD	67,748
Government of Canada, Bonds	4.000%	12/1/31	239,508	CAD	418,711
Government of Canada, Bonds	2.000%	12/1/41	338,917	CAD	494,916

Total Canada					1,107,775

United Kingdom - 0.6%
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	134,021	GBP	245,209	(b)
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	226,471	GBP	530,085

Total United Kingdom					775,294

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $1,853,611)					1,883,069

			SHARES
COMMON STOCKS - 19.9%
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.8%
Daimler AG, Registered Shares			5,000		244,800	(c)
Hyundai Motor Co.			1,138		242,372	(c)
Kia Motors Corp.			4,702		308,392	(c)
Renault SA			3,000		139,767	(c)
Toyota Motor Corp.			3,900		155,089	(c)

Total Automobiles					1,090,420

Hotels, Restaurants & Leisure - 0.1%
Wyndham Worldwide Corp.			2,600		135,564

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	August 31, 2012

SECURITY	SHARES	VALUE
Household Durables - 0.2%
Jarden Corp.	5,470	$264,365

Leisure Equipment & Products - 0.1%
Nikon Corp.	6,000	166,311	(c)

TOTAL CONSUMER DISCRETIONARY		1,656,660

CONSUMER STAPLES - 2.8%
Beverages - 0.7%
Coca-Cola Enterprises Inc.	5,750	169,797
Heineken Holding NV	4,900	226,353	(c)
Heineken NV	3,700	204,857	(c)
Molson Coors Brewing Co., Class B Shares	4,300	191,522
Remy Cointreau SA	1,300	148,389	(c)

Total Beverages		940,918

Food Products - 0.9%
BRF - Brasil Foods SA, ADR	10,500	169,155
Dean Foods Co.	6,830	112,149	*
Nestle SA, Registered Shares	5,608	348,460	(c)
Suedzucker AG	4,900	164,182	(c)
Tate & Lyle PLC	17,800	185,183	(c)
Toyo Suisan Kaisha Ltd.	5,000	124,303	(c)
Unilever PLC	3,900	140,244	(c)

Total Food Products		1,243,676

Personal Products - 0.2%
Kao Corp.	8,400	254,093	(c)

Tobacco - 1.0%
Imperial Tobacco Group PLC	8,000	311,631	(c)
Japan Tobacco Inc.	6,100	184,201	(c)
KT&G Corp.	2,689	203,748	(c)
Philip Morris International Inc.	6,840	610,812

Total Tobacco		1,310,392

TOTAL CONSUMER STAPLES		3,749,079

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
TGS Nopec Geophysical Co. ASA	5,500	160,691	(c)

Oil, Gas & Consumable Fuels - 1.9%
BP PLC	40,750	284,993	(c)
Chevron Corp.	3,522	395,028
ConocoPhillips	2,980	169,234
Eni SpA	4,900	108,338	(c)
Exxon Mobil Corp.	5,257	458,936
Marathon Petroleum Corp.	1,622	83,938
Pacific Rubiales Energy Corp.	4,400	107,573
Petroleo Brasileiro SA, ADR	8,070	166,081
Phillips 66	1,490	62,580
Suncor Energy Inc.	5,300	165,654
Total SA	3,900	194,338	(c)
Valero Energy Corp.	6,580	205,691
Yanzhou Coal Mining Co., Ltd., Class H Shares	50,000	71,529	(c)

Total Oil, Gas & Consumable Fuels		2,473,913

TOTAL ENERGY		2,634,604

FINANCIALS - 5.9%
Commercial Banks - 3.4%
Australia & New Zealand Banking Group Ltd.	11,271	289,982	(c)
Bank of China Ltd.	378,000	137,807	(c)
Bank of Nova Scotia	3,000	159,016
Bendigo and Adelaide Bank Ltd.	15,345	120,423	(c)
Canadian Imperial Bank of Commerce	3,100	239,729

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	August 31, 2012

SECURITY	SHARES	VALUE
Commercial Banks - 3.4% (continued)
China Construction Bank, Class H Shares	258,000	$170,156	(c)
Commerce Bancshares Inc.	4,074	163,897
Commonwealth Bank of Australia	6,226	353,156	(c)
DBS Group Holdings Ltd.	13,000	150,908	(c)
Fifth Third Bancorp	14,350	217,259
Grupo Financiero Banorte SAB de CV, Series O Shares	16,700	85,019
HSBC Holdings PLC	28,100	244,788	(c)
Industrial & Commercial Bank of China Ltd., Class H Shares	331,765	181,115	(c)
National Bank of Canada	3,000	225,240
Royal Bank of Canada	6,300	352,595
Sumitomo Mitsui Financial Group Inc.	7,400	230,076	(c)
Swedbank AB, Class A Shares	13,500	236,234	(c)
U.S. Bancorp	10,680	356,819
Wells Fargo & Co.	17,550	597,227
Westpac Banking Corp.	5,878	150,873	(c)

Total Commercial Banks		4,662,319

Consumer Finance - 0.2%
American Express Co.	1,640	95,612
ORIX Corp.	1,780	165,308	(c)

Total Consumer Finance		260,920

Diversified Financial Services - 0.2%
JPMorgan Chase & Co.	3,263	121,188
London Stock Exchange Group PLC	10,000	157,852	(c)

Total Diversified Financial Services		279,040

Insurance - 1.5%
AFLAC Inc.	4,911	226,790
Allianz AG, Registered Shares	2,011	220,742	(c)
Allstate Corp.	3,245	120,974
American Financial Group Inc.	3,397	127,591
Assurant Inc.	2,896	102,084
Hannover Rueckversicherung AG	3,000	183,173	(c)
Legal & General Group PLC	93,200	188,915	(c)
Manulife Financial Corp.	7,400	82,877
Mapfre SA	46,400	112,292	(c)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	1,400	207,259	(c)
PICC Property & Casualty Co., Ltd.	98,000	118,308	(c)
Protective Life Corp.	6,560	185,320
Prudential Financial Inc.	3,880	211,499

Total Insurance		2,087,824

Real Estate Investment Trusts (REITs) - 0.4%
CBL & Associates Properties Inc.	11,330	242,122
Stockland	36,633	120,649	(c)
Suntec Real Estate Investment Trust	137,000	158,889	(c)

Total Real Estate Investment Trusts (REITs)		521,660

Real Estate Management & Development - 0.2%
China Overseas Land & Investment Ltd.	50,000	113,242	(c)
Evergrande Real Estate Group Ltd.	313,000	120,457	(c)

Total Real Estate Management & Development		233,699

TOTAL FINANCIALS		8,045,462

HEALTH CARE - 3.1%
Health Care Providers & Services - 1.0%
Aetna Inc.	4,860	186,673
AmerisourceBergen Corp.	4,430	170,644
Cardinal Health Inc.	4,800	189,840
Express Scripts Holding Co.	1,134	71,011	*
Humana Inc.	1,944	136,235
McKesson Corp.	2,700	235,197
UnitedHealth Group Inc.	4,930	267,699
WellPoint Inc.	1,789	107,107

Total Health Care Providers & Services		1,364,406

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	August 31, 2012

SECURITY	SHARES	VALUE
Pharmaceuticals - 2.1%
Abbott Laboratories	6,246	$409,363
AstraZeneca PLC	6,560	305,533	(c)
Dr. Reddy’s Laboratories Ltd., ADR	4,230	127,069
Eli Lilly & Co.	6,750	303,142
Endo Pharmaceuticals Holdings Inc.	6,031	191,906	*
GlaxoSmithKline PLC	6,543	147,946	(c)
Merck & Co. Inc.	6,016	258,989
Novartis AG, Registered Shares	2,944	173,386	(c)
Pfizer Inc.	9,138	218,033
Roche Holding AG	1,700	309,288	(c)
Stada Arzneimittel AG	4,900	137,705	(c)
Watson Pharmaceuticals Inc.	2,250	183,038	*

Total Pharmaceuticals		2,765,398

TOTAL HEALTH CARE		4,129,804

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.8%
BAE Systems PLC	44,600	225,076	(c)
Boeing Co.	3,350	239,190
General Dynamics Corp.	3,400	222,734
Lockheed Martin Corp.	2,670	243,344
Safran SA	3,900	136,397	(c)

Total Aerospace & Defense		1,066,741

Construction & Engineering - 0.1%
Outotec OYJ	3,400	153,012	(c)

Electrical Equipment - 0.1%
Sumitomo Electric Industries Ltd.	6,900	78,152	(c)

Industrial Conglomerates - 0.3%
DCC PLC	4,771	124,420	(c)
General Electric Co.	8,283	171,541
United Technologies Corp.	2,230	178,065

Total Industrial Conglomerates		474,026

Machinery - 0.2%
Cummins Inc.	1,600	155,376
Metso Corp.	4,200	149,621	(c)

Total Machinery		304,997

Road & Rail - 0.2%
Central Japan Railway Co.	25	218,021	(c)

Trading Companies & Distributors - 0.1%
Sojitz Corp.	100,600	135,709	(c)

TOTAL INDUSTRIALS		2,430,658

INFORMATION TECHNOLOGY - 0.6%
Computers & Peripherals - 0.1%
Hewlett-Packard Co.	10,100	170,488

Electronic Equipment, Instruments & Components - 0.4%
Agilent Technologies Inc.	4,300	159,788
Hitachi Ltd.	35,000	202,162	(c)
Tech Data Corp.	1,944	94,440	*

Total Electronic Equipment, Instruments & Components		456,390

Software - 0.1%
CA Inc.	5,650	147,069

TOTAL INFORMATION TECHNOLOGY		773,947

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	August 31, 2012

SECURITY	SHARES	VALUE
MATERIALS - 1.7%
Chemicals - 1.3%
Agrium Inc.	2,700	$265,714
BASF SE	4,000	310,430	(c)
China Petrochemical Development Corp.	140,000	112,502	(c)
Huntsman Corp.	12,050	173,279
Koninklijke DSM NV	3,400	159,105	(c)
Lanxess AG	2,600	196,978	(c)
PPG Industries Inc.	2,470	271,749
Ube Industries Ltd.	44,000	96,686	(c)
Yara International ASA	3,900	190,802	(c)

Total Chemicals		1,777,245

Metals & Mining - 0.4%
BHP Billiton Ltd.	8,599	282,683	(c)
Korea Zinc Co., Ltd.	487	176,186	(c)
Voestalpine AG	3,900	111,347	(c)

Total Metals & Mining		570,216

TOTAL MATERIALS		2,347,461

UTILITIES - 0.8%
Electric Utilities - 0.5%
American Electric Power Co. Inc.	5,650	242,893
Cheung Kong Infrastructure Holdings Ltd.	35,000	211,168	(c)
Red Electrica de Espana	3,500	151,317	(c)

Total Electric Utilities		605,378

Gas Utilities - 0.1%
Gas Natural SDG SA	14,503	178,506	(c)

Multi-Utilities - 0.2%
Centrica PLC	31,900	165,530	(c)
GDF Suez	6,500	159,703	(c)

Total Multi-Utilities		325,233

TOTAL UTILITIES		1,109,117

TOTAL COMMON STOCKS (Cost - $24,595,972)		26,876,792

INVESTMENTS IN UNDERLYING FUNDS - 22.5%
iShares Trust - iShares Barclays TIPS Bond Fund	17,437	2,112,318
iShares Trust - iShares MSCI EAFE Index Fund	109,133	5,631,263
SPDR Series Trust - SPDR Barclays Capital High Yield Bond ETF	85,506	3,432,211
Vanguard Index Funds - Vanguard Total Stock Market Fund, ETF Shares	78,987	5,703,651
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares	203,101	13,552,930

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $26,917,568)		30,432,373

PREFERRED STOCKS - 0.3%
FINANCIALS - 0.2%
Commercial Banks - 0.2%
Itau Unibanco Holding SA	10,500	163,974
Itausa - Investimentos Itau SA	34,131	157,212

TOTAL FINANCIALS		321,186

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	August 31, 2012

SECURITY	SHARES	VALUE
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Cia Energetica de Sao Paulo	9,200	$142,539

TOTAL PREFERRED STOCKS (Cost - $527,751)		463,725

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $97,863,720)				106,346,036

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 11.8%
Repurchase Agreements - 11.8%
Interest in $575,000,000 joint tri-party repurchase agreement dated 8/31/12 with RBS Securities Inc.; Proceeds at maturity - $16,008,320; (Fully collateralized by various U.S. government agency obligations, 0.000% to 1.650% due 9/26/12 to 2/15/17; Market value - $16,328,210) (Cost - $16,008,000)	0.180%	9/4/12	$16,008,000	16,008,000

TOTAL INVESTMENTS - 90.4% (Cost - $113,871,720#)				122,354,036
Other Assets in Excess of Liabilities - 9.6%				13,061,527

TOTAL NET ASSETS - 100.0%				$135,415,563

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CAD	— Canadian Dollar
GBP	— British Pound

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$46,690,077	—	$46,690,077
Non-U.S. Treasury inflation protected securities	—	1,883,069	—	1,883,069
Common stocks	$13,172,553	13,704,239	—	26,876,792
Investments in underlying funds	30,432,373	—	—	30,432,373
Preferred stocks	463,725	—	—	463,725

Total long-term investments	$44,068,651	$62,277,385	—	$106,346,036

Short-term investments†	—	16,008,000	—	16,008,000

Total investments	$44,068,651	$78,285,385	—	$122,354,036

Other financial instruments:
Futures contracts	$32,217	—	—	$32,217
Forward foreign currency contracts	—	$1,942,580	—	1,942,580
Commodity index swaps	—	560,691	—	560,691

Total other financial instruments	$32,217	$2,503,271	—	$2,535,488

Total	$44,100,868	$80,788,656	—	$124,889,524

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$415,373	—	—	$415,373
Forward foreign currency contracts	—	$748,325	—	748,325
Commodity index swaps	—	1,425	—	1,425

Total	$415,373	$749,750	—	$1,165,123

†	See Consolidated Schedule of Investments for additional detailed categorizations.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments.

Commodity index swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

As of August 31, 2012, the Fund held forward foreign currency contracts and commodity index swaps with credit related contingent features which had a liability position of $749,750. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

As of August 31, 2012, the Fund had posted with its counterparties cash and/or securities to cover the net liability of these derivatives amounting to $1,990,000, which could be used to reduce the required payment.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,283,266
Gross unrealized depreciation	(800,950)

Net unrealized appreciation	$8,482,316

During the period ended August 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2011	—	—
Options written	370	$199,001
Options closed	(187)	(146,658)
Options exercised	(20)	(9,310)
Options expired	(163)	(43,033)

Written options, outstanding as of August 31, 2012	—	—

At August 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
S&P GSCI	5	9/12	$818,590	$845,625	$27,035
U.S. Treasury 2-Year Notes	40	12/12	8,817,943	8,823,125	5,182

					32,217

Contracts to Sell:
EURO STOXX 50 Index	121	9/12	3,307,874	3,707,441	(399,567)
U.S. Treasury 30-Year Bonds	3	12/12	452,147	454,219	(2,072)
U.S. Treasury 5-Year Notes	24	12/12	2,978,204	2,991,938	(13,734)

					$(415,373)

Net unrealized loss on open futures contracts					$(383,156)

At August 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Morgan Stanley & Co. Inc.	9,880,000	$10,194,266	9/19/12	$285,239
Canadian Dollar	Bank of America, N.A.	61,000	61,863	9/19/12	1,381
Canadian Dollar	Morgan Stanley & Co. Inc.	10,222,000	10,366,562	9/19/12	408,616
Mexican Peso	Morgan Stanley & Co. Inc.	207,824,000	15,718,046	9/19/12	844,897
New Zealand Dollar	Bank of America, N.A.	69,000	55,383	9/19/12	138
New Zealand Dollar	Morgan Stanley & Co. Inc.	12,603,000	10,115,889	9/19/12	202,999
Norwegian Krone	Bank of America, N.A.	823,000	141,937	9/19/12	6,267
Norwegian Krone	Morgan Stanley & Co. Inc.	29,844,000	5,146,993	9/19/12	179,774

					$1,929,311

Notes to Consolidated Schedule of Investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Australian Dollar	Bank of America, N.A.	259,000	$267,238	9/19/12	$5,249
Australian Dollar	Bank of America, N.A.	91,000	93,895	9/19/12	521
Australian Dollar	Bank of America, N.A.	1,265,000	1,305,238	9/19/12	(11,556)
Australian Dollar	Morgan Stanley & Co. Inc.	2,726,000	2,812,709	9/19/12	(87,691)
Canadian Dollar	Bank of America, N.A.	210,000	212,970	9/19/12	(2,847)
Canadian Dollar	Bank of America, N.A.	1,352,000	1,371,120	9/19/12	(44,086)
Canadian Dollar	Morgan Stanley & Co. Inc.	2,899,000	2,939,998	9/19/12	(114,677)
Mexican Peso	Bank of America, N.A.	6,081,000	459,915	9/19/12	1,835
Mexican Peso	Bank of America, N.A.	3,277,000	247,844	9/19/12	(1,465)
Mexican Peso	Bank of America, N.A.	24,171,000	1,828,090	9/19/12	(55,391)
Mexican Peso	Morgan Stanley & Co. Inc.	59,095,000	4,469,445	9/19/12	(203,489)
New Zealand Dollar	Bank of America, N.A.	1,604,000	1,287,462	9/19/12	(25,733)
New Zealand Dollar	Morgan Stanley & Co. Inc.	403,000	323,471	9/19/12	5,664
New Zealand Dollar	Morgan Stanley & Co. Inc.	3,531,000	2,834,183	9/19/12	(73,181)
Norwegian Krone	Bank of America, N.A.	569,000	98,132	9/19/12	(3,193)
Norwegian Krone	Bank of America, N.A.	4,336,000	747,801	9/19/12	(35,057)
Norwegian Krone	Morgan Stanley & Co. Inc.	8,316,000	1,434,204	9/19/12	(56,295)
British Pound	Citibank, N.A.	506,689	804,368	11/16/12	(14,822)
Canadian Dollar	Citibank, N.A.	1,620,728	1,641,537	11/16/12	(17,659)
Euro	Citibank, N.A.	60,000	75,531	11/16/12	(1,183)

					(735,056)

Net unrealized gain on open forward foreign currency contracts					$1,194,255

At August 31, 2012, the Fund held the following commodity index swap contracts:

AGREEMENT WITH:	TERMINATION DATE	THE FUND AGREES TO PAY	THE FUND WILL RECEIVE	CONTRACT NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs & Co.	9/13/12	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	$1,944,109	(1,425)
Morgan Stanley & Co. Inc.	9/13/12	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	11,383,948	373,800
Morgan Stanley & Co. Inc.	9/13/12	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	5,691,957	186,891

Total				$19,020,014	559,266

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$5,182	$(15,806)	—	—	—	$(10,624)
Foreign Exchange Risk	—	—	$1,942,580	$(748,325)	—	1,194,255
Equity Risk	—	(399,567)	—	—	—	(399,567)
Commodity Risk	27,035	—	—	—	$559,266	586,301

Total	$32,217	$(415,373)	$1,942,580	$(748,325)	$559,266	$1,370,365

Notes to Consolidated Schedule of Investments (unaudited) (continued)

During the period ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options †	$2,518
Written options †	7,968
Futures contracts (to buy)	3,466,150
Futures contracts (to sell)	4,746,384
Forward foreign currency contracts (to buy)	50,756,787
Forward foreign currency contracts (to sell)	9,497,104

Average notional balance
Commodity index swap contracts	$18,099,449

†	At August 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	October 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 26, 2012